SUPPLEMENT TO THE FIDELITY INTERMEDIATE BOND FUND
JUNE 19, 1998
PROSPECTUS
Effective July 15, 1998 the following information replaces the similar information found in the "FMR and Its Affiliates" section on page 8. Ford O'Neil is manager of Intermediate Bond, which he has managed since July 1998. He also manages other Fidelity funds. Mr. O'Neil joined Fidelity in 1990, after receiving his MBA from The Wharton School at the University of Pennsylvania. Since joining Fidelity, he has worked as an analyst and manager.